UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2019
 iROBOT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

iRobot Corporation (the “Company”) held its 2019 annual meeting of stockholders on May 22, 2019 to consider and vote on the matters listed below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2019. The final voting results from the meeting are set forth below.
Proposal 1

Mohamad Ali, Michael Bell and Ruey-Bin Kao were elected as Class II members to the Board of Directors of the Company (the “Board of Directors”), each to serve for a three-year term and until his successor has been duly elected and qualified, or until his earlier resignation or removal. Votes were as follows:

Name	For	Withheld	Broker Non-Votes
Mohamad Ali	18,596,555	75,163	5,749,298
Michael Bell	18,593,313	78,405	5,749,298
Ruey-Bin Kao	18,600,351	71,367	5,749,298

Proposal 2

The appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the 2019 fiscal year was ratified. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
23,964,157	332,666	124,193	—

Proposal 3

The amendments to the Company’s amended and restated certificate of incorporation to eliminate supermajority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,492,812	138,436	40,470	5,749,298

Proposal 4

The amendments to the Company’s amended and restated certificate of incorporation to declassify the Board of Directors were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,508,599	114,069	49,050	5,749,298

Proposal 5

The amendments to the Company’s amended and restated certificate of incorporation to eliminate the prohibition on stockholders’ ability to call a special meeting were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,450,183	119,269	102,266	5,749,298

Proposal 6

The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
18,270,478	255,524	145,716	5,749,298

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

May 22, 2019	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary